                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       September 15, 2008
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

            Delaware                    001-13403                84-1032638
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 (State or other jurisdiction          (Commission              (IRS Employer
        of incorporation)              File Number)          Identification No.)

         4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri 64116
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code    (816) 584-5000
                                                          ----------------------
                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

     On September 15, 2008, American Italian Pasta Company (the "Company")
announced that it has entered into separate settlement agreements with the U.S.
Attorney for the Western District of Missouri on behalf of the Department of
Justice ("USAO") and with the U.S. Securities and Exchange Commission ("SEC"), to fully resolve the previously disclosed investigations of the Company relating primarily to historical accounting and financial reporting occurring under prior management.

     Under the agreement with the USAO, the Company agreed to acknowledge responsibility for the conduct of certain former officers and employees, to continue to cooperate with the USAO, and to pay a monetary penalty of $7.5 million. Under the settlement with the SEC, the Company agreed to a consent injunction requiring future compliance with federal securities laws. The SEC settlement involves no monetary penalty against the Company.

     The press release announcing the settlements is attached as exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

     (d)   Exhibits.

     99.1  Press Release dated September 15, 2008.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: September 15, 2008          AMERICAN ITALIAN PASTA COMPANY

                                       By:  /s/  Paul R. Geist
                                          --------------------------------------
                                            Paul R. Geist
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number             Description

     99.1                  Press Release dated September 15, 2008.